Exhibit 99.1

 Engineering AND EXPERT STAFFING Platform For THE POWER AND PROCESS Industries  INVESTOR PRESENTATIONNASDAQ: GVP

 FORWARD LOOKING STATEMENTSand non-gaap financial measures  This presentation, our remarks, and answers to questions contain statements that are considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. These statements reflect our current expectations concerning future events and results. We use words such as "expect," "intend," "believe," "may," "will," "should," "could," "anticipate," and similar expressions to identify forward-looking statements, but their absence does not mean a statement is not forward-looking. These statements are not guarantees of our future performance and are subject to risks, uncertainties, and other important factors that could cause our actual performance or achievements to be materially different from those we project. For a full discussion of these risks, uncertainties, and factors, we encourage you to read our documents on file with the Securities and Exchange Commission, including those set forth in our periodic reports under the forward-looking statements and risk factors sections. We do not intend to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.This presentation, our remarks, and answers to questions include references to adjusted EBITDA, adjusted net income, and adjusted earnings per share (“adjusted EPS”), which do not adhere to generally accepted accounting principles (“GAAP”). We define EBITDA as earnings before interest, taxes, depreciation and amortization (“EBITDA”). We define Adjusted EBITDA as EBITDA plus adjustments for consulting support for finance restructuring, stock-based compensation expense, restructuring charges, gain/loss from the changes in fair value of contingent consideration, acquisition-related expense, and customer bankruptcy related expense. We define adjusted net income as net income plus adjustments for consulting support for finance restructuring, stock-based compensation expense, restructuring charges, gain/loss from the changes in fair value of contingent consideration, acquisition-related expense, customer bankruptcy-related expense, tax reform impact, and release of valuation allowance. We define adjusted EPS as adjusted net income divided by fully diluted shares of common stock issued and outstanding. EBITDA, Adjusted EBITDA, adjusted net income, and adjusted EPS are reconciled to net income, the most directly comparable GAAP measure, in the financial tables included in the Appendix to this presentation. We believe that this additional information and the reconciliation we provide may be useful to help evaluate our operations. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results.With respect to Adjusted EBITDA on a forward-looking basis and as a combined company following certain recent acquisitions, a reconciliation of the difference between this non-GAAP expectation and the corresponding GAAP measure (expected net income) is not available without unreasonable effort due to potentially high variability, complexity and low visibility as to the items that would be excluded from the GAAP measure in the relevant future period, such as unusual gains and losses, adjustments to the provision for income taxes, depreciation of fixed assets, amortization of intangibles, costs related to restructuring actions and interest expense, and certain anticipated cost synergies, the impact and timing of potential acquisitions and divestitures, and other structural changes or their probable significance. The variability of the excluded items may have a significant, and potentially unpredictable, impact on our future GAAP results.Unless otherwise indicated, all results of operations and the financial condition of the Company are as of December 31, 2018 and all market data set forth in this presentation is as of March 15, 2019. We undertake no duty to update or revise the information in light of new information, future events or otherwise, although we may do so from time to time as management believes is appropriate. Any such updating may be made through the filing of reports or documents with the Securities and Exchange Commission, through press releases or through other public disclosures.  2

WHO IS **GSE SYSTEMS**?

- We provide **engineering** and **highly-skilled personnel** to the global power and process industries

  Performance Improvement Segment

  - We are a market leader in simulation and engineering programs for the nuclear/fossil power industry
  - We provide computer-based tutorials and simulators to the process industry

  Nuclear Training & Consulting Segment

  - We staff nuclear power plants with specialized personnel, primarily in white-collar training and operating roles

- Our solutions **enhance employee and plant performance**, **reduce risk**, **increase revenue** and **lower costs** for clients

Ticker | Exchange	GVP | Nasdaq
Headquarters	Maryland
Number of Employees	~500
Recent price (3/15/19)	$3.06
Shares outstanding	~20M
Market cap (3/15/19)	~$61M
Total cash (12/31/18)	~$12M
Total debt[1] (12/31/18)	~$9M
Enterprise value[2]	~$58M
Revenue[3] (LTM)	~$100M
EV / Revenue[2,3]	~0.58x

[1] *Excludes $14.3 million used for the DP transaction*

[2] *Enterprise Value and EV/Revenue are estimates based on the Recent Price, Market Cap, Total Cash and Total Debt amounts as of the dates provided herein and do not represent the Enterprise Value or EV/Revenue as of the date of this presentation.*

[3] *Pro forma True North Consulting acquisition on May 11, 2018 and DP Engineering on February 15, 2019*

GSE SYSTEMS, INC. INVESTOR PRESENTATION // 3

 Annual Financial Highlights1,2,3  Revenue (in $M)  Gross Profit (in $M)  Adjusted EPS (Diluted)1  +25% CAGR  +21% CAGR  Adjusted EBITDA (in $M)1  1 Adjusted EBITDA and Adjusted EPS are non-GAAP financial measures; see GAAP to non-GAAP reconciliation in Appendix; 2 Only includes Absolute Consulting from September 20, 2017, True North from May 11, 2018 and excludes DP entirely. 3 Fiscal year ended December 31, 2018 is unaudited  +$11.7M Improvement  +$0.54 Improvement   4

 4Q 2018 Financial Highlights1,2,3  Revenue (in $M)  Gross Profit (in $M)  Adjusted EPS (Diluted)1  +4%  +25%  Adjusted EBITDA (in $M)1  1 Adjusted EBITDA and Adjusted EPS are non-GAAP financial measures; see GAAP to non-GAAP reconciliation in Appendix 2 4Q’17 excludes True North given it was acquired May 11, 20183 Quarter ended December 31, 2018 is unaudited  +47%  ~5x  5

VISION 2020: ACQUISITION DRIVEN GOALS [1]

	2020 Target
Revenue	>$200
Gross margin	~25%
R&D (% sales)	~2%
SG&A (% sales)	~13-16%
Adj. EBITDA[2]	>$20

Capital Needs: ~$60M to create >$20M in EBITDA; majority of capital from debt financing, internal cash generation and cash on hand.

[1] Pro-forma annual run-rate objective by fourth quarter 2020
[2] Adjusted EBITDA is a non-GAAP financial measure

GSE SYSTEMS, INC. INVESTOR PRESENTATION // 6

 EV/SALES (TTM)1  2-3x  ~1.0x  >5x          EV/EBITDA (TTM)1,2  10-12x  10-12x  >15x          Attractive Valuation relative to PEERS  7      PEERS:  Performance Improvement  Nuclear Training & Consulting  Software  1 Normalized average historical trading multiples for peers2 EBITDA is a non-GAAP financial measure

 Pro-Forma Revenue MIX – >$100M (LTM)1      Performance Improvement  Nuclear Training & Consulting  By Segment  By Industry      Nuclear  Fossil      North America  Europe  By Geography      Utilities  Other        By End-User    Asia    Non-Power / Process  1 Pro forma for the True North Consulting acquisition on May 11, 2018 and the DP Engineering acquisition on February 15, 2019; LTM as of December 31, 20182 Segment & industry data is updated for Pro-Forma LTM as of 12/31/20183 Geography & end-user data is updated for Pro-Forma LTM as of 12/31/2018  8

BUSINESS MODEL – HOW WE MAKE MONEY[1]

	Performance Improvement	Nuclear Training & Consulting	Software[2]
% of Revenue:	~60%	~40%	<5%
Gross Margin:	30-40+%	12-15%	80-90%
Primarily Selling:	Engineering Modeling & Modification Services	Technical / High-Value Staffing	Software
Business Model:	Fixed price, and time and material contracts	Time and material contracts	Sale of perpetual license with recurring MX, or SaaS annual subscription
Accounting:	Percent complete, or as service is performed billing occurs	As service is performed billing occurs	License upon delivery, ratable recognition over life of MX agreement

[1] Pro forma for the DP Engineering acquisition on February 15, 2019
[2] Software is a component of GSE's Performance Improvement segment

GSE SYSTEMS, INC. INVESTOR PRESENTATION // 9

INVESTMENT HIGHLIGHTS

Aligned, Proven Leadership	▪ Leadership with an "owner/operator" mentality; aligned with shareholders (PRSUs) ▪ Track record of building companies through successful M&A transactions ▪ Experience and skill-set to deliver operational improvements
Compelling, Scalable Acquisition Platform	▪ Revitalized underlying core business and strong organic growth ▪ Powerful acquisition platform in place to consolidate a fragmented industry
Highly Specialized Platform	▪ Expertise from 40+ years of serving clients in the power and process sectors ▪ Proven and differentiated technology for simulation and training solutions ▪ Difficult-to-replicate technology and base of talented, specialized employees
Blue Chip Client Base	▪ 40+ years serving a high-barrier-to-entry market ▪ Strong, enduring relationships with blue chip power and process companies
Large Addressable Markets	▪ Landscape targeted for roll-up includes markets with combined size of $4+ billion ▪ Favorable industry drivers: recognition of nuclear as a critical source of resilient baseload energy; aging workforce crisis; rising demand for carbon-free electricity
Strong Financial Position	▪ Cash and equivalents of ~$12M (as of 12/31/18) ▪ ~$9M total debt[1] (as of 12/31/18)

[1] Excludes the $14.3 million used for the DP transaction

GSE SYSTEMS, INC. INVESTOR PRESENTATION // 10

GSE SENIOR **LEADERSHIP**



August 2015

Kyle Loudermilk – President & CEO

- 20+ years of executive experience at publicly-listed MicroStrategy and AspenTech, and PE-backed Datatel/Ellucian (Thoma Bravo and Hellman & Freidman)
- Strong track record revitalizing technology companies
- BS, MS, Chemical Engineering – Columbia University
- Harvard University General Management Program



August 2015

Chris Sorrells – COO

- 20+ years of experience creating growth strategies for companies at the intersection of power/energy/technology
- 12+ years investing experience as private equity professional; highly experienced utilizing M&A to grow platforms
- Salomon Smith Barney, Banc of America Securities, NGP Energy Technology Partners
- BA – Washington & Lee University; M.Acc. – USC; MBA – College of William & Mary



July 2016

Emmett Pepe – CFO, CPA

- 30+ years of experience in finance management across a variety of business sectors
- Focus on the software and telecommunications industries
- Executive positions at MicroStrategy, BroadSoft, Software AG, and webMethods
- BS, Accounting – Penn State University



December 2015

Bahram Meyssami – CTO

- 25 years of experience in the software industry
- Former positions at Aspen Technology, Datatel, University of Maryland
- BS, MS, Ph.D Chemical Engineering – University of Maryland



November 2014

Paul Abbott – President, Nuclear Industry Training and Consulting Division

- 33 years of experience in nuclear training, consulting and operations
- Principal of Hyperspring since 2007; former senior reactor operator at two different U.S. nuclear facilities
- Previously served in the U.S. Navy
- BS, Nuclear Engineering Technology – Excelsior College

GSE SYSTEMS, INC. INVESTOR PRESENTATION // **11**

MANAGEMENT INCENTIVES ALIGNED WITH SHAREHOLDERS' INTERESTS

- **Executive officers and directors own ~1.2 million shares** or ~6.0% of the Company based on 19.6 million shares outstanding

- Majority of **equity compensation** received by executives and key employees is structured in **performance-restricted stock units ("PRSUs")** with the following vesting thresholds:



GSE 30-Day VWAP Threshold¹
$2.50
$3.25
$4.25
$6.00
$3.06
GSE share price - 3/15/2019
$1.35
GSE share price - 8/24/2015
~30%
~22%
~22%
~26%
% of total PRSUs that vest
= Vested
= Unvested

[1]VWAP = volume weighted average price of GSE common stock

GSE SYSTEMS, INC. INVESTOR PRESENTATION // 12

STRATEGY TO UTILIZE GSE AS AN **ACQUISITION PLATFORM**

Core focus: understand the vendor ecosystems in our target markets – look for **asymmetrical risk/reward** acquisitions

	Performance Improvement Targets	Nuclear Training & Consulting Targets	Software Targets	EPC for Transmission and Distribution
Typical Rev. Range:	$10-50M	$10-80M	$5-15M	$10-60M
Gross Margin:	30-40%	12-15%	75-85%	15-25%
# of Opportunities:	70+	100+	30+	50+
Business Model:	Fixed price, and time and material contracts	Time and material contracts	Sale of perpetual license with recurring MX, or SaaS annual subscription	Fixed price, and time and material contracts

GSE SYSTEMS, INC. INVESTOR PRESENTATION // **13**

 Landscape Targeted for Roll-Up: Markets of SIGNIFICANT Size   Global Market1  US Market1,2  1 Source: Company estimates based on various publicly available resources and proprietary research2 Only includes white collar labor   Global Market1   Global Market1        Performance ImprovementTargets  Nuclear Training & Consulting Targets  SoftwareTargets  EPC for Transmission and Distribution  14

 Highly educated, Specializedemployee base (~500)1  15      Performance Improvement  Nuclear Training & Consulting      Nuclear/Fossil  Non-Power / Process  Corporate    Employees ByTechnical Focus  Employees By Industry/Function  1 Pro forma for the DP Engineering acquisition on February 15, 2019

 Representative Blue chip customers   x  16  The trademarks above are the property of the referenced companies; GSE disclaims ownership of such marks. Inclusion of a representative customer herein is not intended to suggest endorsement or recommendation.

WHAT IS **DRIVING MARKET DEMAND**?

- Growing awareness of the **value** and **resiliency factor** of nuclear power as a source of **baseload** carbon-free energy
- Widening skills gap and **aging workforce**—a significant issue in the US power industry
- Increasing **demand for carbon-free electricity**, such as nuclear power
- **Japan's restart** of nuclear reactors post-Fukushima
- Initiatives such as "**Delivering the Nuclear Promise**"

*"Nuclear energy is America's top source of carbon-free electricity and **avoids more than 1/2 billion tons of carbon emissions** each year."*[1]



*"**39%** of the nuclear workforce will be eligible for retirement by 2018, which means the industry must hire **20,000** new workers to replace those retiring workers."*[2]



[1]source: NEI, September 2015
[2]source: NEI estimates per Power Engineering magazine, February 2015

GSE SYSTEMS, INC. INVESTOR PRESENTATION // **17**

ROBUST NUCLEAR INDUSTRY BENEFITS GSE

TODAY

Global nuclear reactor installed base[1]: **449**

Operable Nuclear Reactors – Top 10 Countries



USA 99
France 58
Japan 42
China 37
Russia 35
S. Korea 25
India 22
Canada 19
UK 15
Ukraine 15
Others 82

NEAR TERM

Nuclear reactors under construction[2]: **58**

Nuclear Units Under Construction by Country



China 20
Russia 7
India 5
UAE 4
South Korea 3
Pakistan 3
USA 2
Slovakia 2
Ukraine 2
Taiwan 2
Japan 2
Belarus 2
Others 4

LONGER TERM

New nuclear capacity needed by 2050 to meet Harmony vision[3]: **1000 GW**

Projected New Capacity (GW per Year) Required to Meet Harmony Targets[3]



1984 31
2014 5
2015 10
2016 10
2016-20 10
2021-25 25
2026-50 33

GSE's opportunity:

Ongoing fees for maintenance, re-hosting, retuning, model upgrades, training

New simulator sales + **Incremental** fees for maintenance, re-hosting, retuning, model upgrades

New simulator sales + **Incremental** fees for maintenance, re-hosting, retuning, model upgrades

[1]source: NEI, May 2017 (China excludes Taiwan); [2]source: NEI, November 2016 (excludes V.C. Summer 2,3); [3]source: World Nuclear Association, August 2017

GSE SYSTEMS, INC. INVESTOR PRESENTATION // **18**

 Investment CONCLUSIONS  19  GSE is a engineering and expert staffing company focused on the power and process industries  Proven simulation and training technology with a highly-specialized employee base  Large addressable markets supported by favorable industry drivers  Enduring relationships with blue-chip clients developed over 40+ years  Strong financial position, including ~$12M cash and ~$7M long term debt  Strong leadership team aligned with shareholders, driving a new growth plan   Powerful, scalable acquisition platform in place to enhance growth and build shareholder value

 20  Engineering AND EXPERT STAFFING Platform For THE POWER AND PROCESS Industries  Q&A

 21  APPENDIX

GSE SYSTEMS FINANCIAL HISTORY[1]

Financial Summary[1] (in $ millions, except shares amounts)	Fiscal Year Ended 2015	2016	2017	2018	3 Months Ended Dec. 31, 2017	Dec. 31, 2018
Revenue	56.8	53.1	70.9	92.2	22.0	22.9
Gross Profit	12.9	16.3	18.5	23.1	5.2	6.5
Gross margin	*23%*	*31%*	*26%*	*25%*	*24%*	*28%*
Operating (loss) income	(4.1)	1.6	0.2	1.4	0.2	1.8
Operating margin	*(7%)*	*3%*	*0%*	*1%*	*1%*	*8%*
Net (loss) income	(4.7)	1.4	6.6	(0.4)	6.6	0.7
Diluted EPS	($0.26)	$0.08	$0.33	($0.02)	$0.33	$0.03
Diluted shares	17,892,891	18,512,266	19,605,427	19,697,808	19,790,696	19,856,737
EBITDA	(3.0)	2.8	1.5	3.7	0.4	2.6
Adjusted EBITDA	1.8	5.0	5.7	7.4	1.9	2.8
Adjusted net (loss) income	0.5	4.0	3.0	4.7	0.2	1.1
Adjusted EPS - diluted	$0.03	$0.21	$0.15	$0.24	$0.01	$0.05

Balance Sheet (in $ millions)	Dec. 31, 2018
Cash and cash equivalents	12.1
Current assets	35.0
Total assets	61.4
Current liabilities	22.3
Total debt	8.5
Total stockholders' equity	31.1

[1] Excludes True North for periods prior to May 11, 2018 and excludes Absolute Consulting prior to September 20, 2017; fiscal year and quarter ended December 31, 2018 are unaudited
[2] Non-GAAP financial measure; see GAAP to non-GAAP reconciliation on following pages

GSE SYSTEMS, INC. INVESTOR PRESENTATION // 22

 GSE SYSTEMS eBITDA and Adjusted EBITDA reconciliation (in $ Thousands)1  23  EBITDA and Adjusted EBITDA are not measures of financial performance under generally accepted accounting principles ("GAAP"). References to “EBITDA” mean earnings, or net income, before taking into account interest income, interest expense, income and franchise taxes, depreciation and amortization. References to “Adjusted EBITDA” mean EBITDA excluding items that we believe are not representative of ongoing operating results. Management believes EBITDA and Adjusted EBITDA, in addition to GAAP measures, provide meaningful supplemental information regarding our operational performance. Our management uses EBITDA, Adjusted EBITDA, and other non-GAAP measures to evaluate the performance of our business and make certain operating decisions (e.g., budgeting, planning, employee compensation and resource allocation). This information facilitates management's internal comparisons to our historical operating results as well as to the operating results of our competitors. Since management finds these measures to be useful, we believe that our investors can benefit by evaluating both non-GAAP and GAAP results. Investors should recognize that EBITDA and Adjusted EBITDA might not be comparable to similarly-titled measures of other companies. These measures should be considered in addition to, and not as a substitute for or superior to, any measure of performance prepared in accordance with GAAP. A reconciliation of non-GAAP EBITDA and Adjusted EBITDA to the most directly comparable GAAP measure (net income) in accordance with SEC Regulation G follows:  1 Excludes True North for periods prior to May 11, 2018 and excludes Absolute Consulting prior to September 20, 2017; fiscal year and quarter ended December 31, 2018 are unaudited  Adjusted EBITDA Summary  Fiscal Year Ended           3 Months Ended    (in $ thousands)  2015  2016  2017  2018     Dec. 31, 2017  Dec. 31, 2018  Net (loss) income   (4,705)   1,422    6,557    (354)      6,601    679   Interest (expense) income, net   (88)   (85)   (80)   268       (20)   115   (Benefit) provision for income taxes   471    350    (6,153)   1,131       (6,552)   1,007   Depreciation and amortization   1,328    1,080    1,146    2,634       392    776   EBITDA   (2,994)   2,767    1,470    3,679       421    2,577   Change in fair value of contingent consideration   849    (207)   446    -       10    -   Write-down of capitalized software development costs   1,538    -    -    -       -    -   Restructuring charges   1,791    490    778    1,269       733    92   Stock-based compensation expense   541    1,550    2,472    1,526       599    (9)  Impact of the change in fair value of derivative instruments   40    18    (99)   350       127    44   Consulting support for finance restructuring   -    394    -    -       -    -   Bankruptcy related expense   -    -    122    85       -    20   Acquisition-related expense   -    -    473    540       -    49   Adjusted EBITDA   1,765    5,012    5,662    7,449       1,890    2,773

 Adjusted Net Income and Adjusted EPS reconciliation (In $ Thousands, except share amounts)1  24  Adjusted Net Income and adjusted earnings (loss) per share (“adjusted EPS”) are not measures of financial performance under generally accepted accounting principles (“GAAP”). References to “Adjusted Net Income” mean net income without items that we believe are not representative of ongoing operating results. References to “Adjusted Earnings Per Share” or “Adjusted EPS” mean Adjusted Net Income dividend by the number of issued and outstanding shares of common stock of the Company (on a fully diluted basis). Management believes adjusted net income and adjusted EPS, in addition to GAAP measures, provide meaningful supplemental information regarding our operational performance. Our management uses Adjusted Net Income and other non-GAAP measures to evaluate the performance of our business and make certain operating decisions (e.g., budgeting, planning, employee compensation and resource allocation). This information facilitates management's internal comparisons to our historical operating results as well as to the operating results of our competitors. Since management finds these measures to be useful, we believe that our investors can benefit by evaluating both non-GAAP and GAAP results. Investors should recognize that Adjusted Net Income and Adjusted EPS might not be comparable to similarly-titled measures of other companies. These measures should be considered in addition to, and not as a substitute for or superior to, any measure of performance prepared in accordance with GAAP. A reconciliation of non-GAAP adjusted net income and adjusted EPS to GAAP net income, the most directly comparable GAAP financial measure, is as follows:  1 Excludes True North for periods prior to May 11, 2018 and excludes Absolute Consulting prior to September 20, 2017; fiscal year and quarter ended December 31, 2018 are unaudited  Adjusted Net Income (Loss) Summary  Fiscal Year Ended           3 Months Ended    (in $ thousands, except shares amounts)  2015  2016  2017  2018     Dec. 31, 2017  Dec. 31, 2018  Net (loss) income   (4,705)   1,422    6,557    (354)      6,601    679   Change in fair value of contingent consideration   849    (207)   446    -       10    -   Write-down of capitalized software development costs   1,538    -    -    -       -    -   Restructuring charges   1,791    490    778    1,269       733    92   Stock-based compensation expense   541    1,550    2,472    1,526       599    (9)  Impact of the change in fair value of derivative instruments   40    18    (99)   350       127    44   Consulting support for finance restructuring   -    394    -    -       -    -   Acquisition-related expense   -    -    473    540       -    49   Amortization of intangible assets related to acquisitions   494    289    335    1,612       187    518   Bankruptcy related expense   -    -    122    85       -    20   Tax reform impact   -    -    2,497    -       2,497    -   Release of valuation allowance   -    -    (10,555)   (339)      (10,555)   (339)  Adjusted net income (loss)   548    3,956    3,026    4,689       199    1,054   Earnings (loss) per share - diluted   (0.26)   0.08    0.33    (0.02)      0.33    0.03   Adjusted earnings (loss) per share - diluted   0.03    0.21    0.15    0.24       0.01    0.05   Weighted average shares outstanding - diluted   17,892,891    18,512,266    19,605,427    19,673,709       19,790,696    19,856,737

CONTACTS

Kyle Loudermilk, CEO
(410) 970-7800
kyle.loudermilk@gses.com

Chris Sorrells, COO
(410) 970-7802
chris.sorrells@gses.com

Kalle Ahl, CFA
(212) 836-9614
kahl@equityny.com

Devin Sullivan
(212) 836-9608
dsullivan@equityny.com

GSE SYSTEMS, INC. INVESTOR PRESENTATION // **25**